EXHIBIT 10.7


                              ASSIGNMENT AGREEMENT

THIS AGREEMENT (the "Assignment Agreement") is made and entered into on this 27th day of June, 2006, between:

                  PIN PETROLEUM PARTNERS LTD, a company incorporated under the laws of the Province of British Columbia, having an office address of Suite 2410, 650 West Georgia Street, Vancouver, British Columbia, Canada, V6B 4N7

                  (the "Assignor")

AND:

                  RADIAL ENERGY INC., a company organized under the laws of the State of Nevada, having an office at Suite 223, 1313 East Maple Street, Bellingham, Washington, USA, 98225

                  (the "Assignee")

WHEREAS, the Assignor has certain rights and obligations under three Assignment Agreements dated May 23, 2005, August 24, 2005 and August 24, 2005, respectively, with Skyline Energy, LLC, to properties located in Cherokee County, Texas, known as the Junction Prospect, the Northwest Jacksonville Prospect and the Highway 79 Prospect (hereinafter collectively referred to as the "Cherokee Agreements"), copies of which are attached hereto as Schedules A, B and C; and

WHEREAS, the Assignor wishes to assign all of its rights and obligations in the Cherokee Agreements to the Assignee; and

WHEREAS, the Assignee accepts such assignment and has agreed to be bound by the Cherokee Agreements.

NOW THEREFORE in consideration of the mutual covenants and agreements contained herein, IT IS HEREBY AGREED by the Assignor and the Assignee as follows:

1. The Assignor hereby assigns and transfers to the Assignee all of its rights and obligations in, to, and under the Cherokee Agreements, subject to all the terms and conditions thereof.

2. The Assignee hereby agrees to assume all of the Assignor's rights and obligations under the Cherokee Agreements.

3. The Assignor reaffirms and represents and warrants that:

     (a) the Cherokee Agreements are valid and in full force and effect, and that the representations and warranties contained in the Cherokee Agreements are true and correct on the date hereof;

     (b) it has not entered into any negotiations, arrangements or agreements (either oral or written) relating to the Cherokee Agreements;

     (c) the Cherokee Agreements and all of Assignor's rights, titles and interests therein and thereto are free and clear of any and all liens, charges, encumbrances and claims of whatsoever nature;

     (d) Assignor has any and all corporate action necessary and/or required under all applicable laws, rules and regulations, including corporate governance law in British Columbia, in order to transfer its rights, titles and interests in, to and under the Cherokee Agreements to Assignee; and

     (e) Assignor has full right and authority to enter into this Assignment Agreement and transfer, assign and convey to Assignee all of Assignor's rights, titles and interests relating to the Cherokee Agreements.

4. As consideration for the assignment of the Cherokee Agreements, the Assignee agrees to:

     (a) pay to the Assignor the sum of Seven Hundred Thousand Dollars ($700,000) in US funds within ninety (90) days from the date of this Assignment Agreement; and

     (b) grant to the Assignor an overriding royalty interest in the sum of four percent (4%) from the Assignee's share of net revenue interest, pursuant to the Cherokee Agreements.

5. In the event the Assignee fails to make payment to the Assignor pursuant to item 4(a) hereof, after Assignor gives Assignee written notice of such failure, then the Assignor shall, at its option:

     (a) be entitled, upon written notice of its intent to do so, have the rights and obligations under the Cherokee Agreements transferred hereunder revert back to the Assignor; or

     (b) receive from the Assignee a penalty payment in the amount of One Hundred Twenty percent (120%) of the consideration set out in item 4(a) hereof, and at the option of the Assignor, such sum shall be convertible into securities of the Assignee at a price equal to the lowest offering price of the Assignees securities to the general public during the current fiscal period.

6. By executing this Assignment Agreement, the Assignor and Assignee confirm their intention to execute and deliver as promptly as practicable any other documentation which may be required to give effect to this Assignment Agreement, and to obtain the approval, agreement, and consent of their respective Boards of Directors or governing bodies with respect to this Assignment Agreement. The parties shall also cooperate in Assignee's compliance with applicable state and federal securities laws, rules and regulations. This Assignment Agreement and the execution hereof shall be strictly confidential between the parties and no notice or press release relating to this Assignment Agreement shall be given by either party without the prior written consent of the other party. Each party shall provide information concerning terms of this Assignment Agreement and the execution hereof only to its respective management and employees, and then, only on a "need-to-know" basis.

7. This Assignment Agreement may not be amended or otherwise modified except by an instrument in writing signed by both parties.

8. This Assignment Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada and the parties irrevocably attorn to the jurisdiction of the courts of Washoe County, Nevada. All disputes which may arise under, out of, in connection with or in relation to this Agreement shall be submitted to and finally settled by arbitration, which shall be subject to the provisions of the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect from time to time, be conducted in Reno, Nevada, by a single arbitrator under (and appointed in accordance with) the rules established for domestic commercial arbitrations under the AAA in effect from time to time, be administered by the AAA ,and be conducted in the English language. The prevailing party in any such arbitration shall be entitled, in addition to an award from the arbitrator, an award of all costs, expenses and attorney fees incurred in the arbitration.

9. If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10. This Agreement constitutes and contains the entire agreement and understanding between the parties and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise, between the parties or any of them with respect to the subject matter hereof.

11. This Agreement may not be assigned without the prior written consent of the Assignor.

12. This Agreement may be executed in counterpart, each of which such counterpart, whether in original or facsimile form, notwithstanding the date or dates upon which this Agreement is executed and delivered by any of the parties, shall be deemed to be an original and all of which will constitute one and the same agreement, effective as of the reference date given above.

IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment Agreement on the day and year first written above.

PIN PETROLEUM PARTNERS LTD.



/s/ WILLIAM FRIESEN
________________________________
Per:  William Friesen, President


RADIAL ENERGY INC.



/s/ G. LEIGH LYONS
_______________________________
Per:  G. Leigh Lyons, President

                                  SCHEDULE "A"
                                  ____________


                               Skyline Energy, LLC
                               2301 Dublin Circle
                             Pearland, Texas 77581
                      Tele: 281-481-0881 Fax: 281-481-5645



                                  May 23, 2005



See Exhibit "A" for Addressees


Re: Junction Prospect
    Cherokee County, Texas
    (the "Prospect")

Gentlemen:

     This agreement (hereinafter referred to as "Agreement") is made and entered into by and between Skyline Energy, L.L.C., who address is 2301 Dublin Circle, Pearland, Texas 77581 (hereinafter referred to as "Assignor") and the signatory parties identified on Exhibit "A" and "A-l" relative to the leasehold interest more fully described in Exhibit "B" attached hereto and incorporated herein for all purposes, (hereinafter singularly referred to as "Assignee" or collectively as "Assignees"). Subject to elections made to the contrary, it is agreed that all rights and benefits as well as all risks, costs and expenses granted herein unto Assignees shall be owned and borne by each Assignee in the percentage set forth next to his name in Exhibit "A-l" hereto.

     Assignor represents that it is the present owner of all right, title and interest in and to the oil and gas leases more fully described in Exhibit "B" attached hereto and incorporated herein for all purposes. Said leases cover 500 +- gross, more or less, out of the J. Merrill Survey, A-564, and the D. Earl Survey, A-260, Cherokee County, Texas (hereinafter referred to as the "Leases"). The Leases cover the lands shaded yellow on the plat attached hereto as Exhibit "C" which is incorporated herein for all purposes.

     Assignee is desirous of acquiring from Assignor the undivided interest herein described in the Leases and participating in the drilling of a Test Well, as defined below, for oil and gas thereon subject to the terms, conditions, reservations and limitations herein provided. The parties therefore agree as follows:

With respect to the Leases, Assignor represents and warrants to Assignee that:

     1. Assignor owns each of the Leases free and clear of any liens, security interests or encumbrances of any kind placed thereon by Assignor.

     2. To the best of Assignor's knowledge, the Leases are in full force and effect, are valid and subsisting leases, and all rentals and other payments due under the Leases have been properly and timely paid, and all conditions necessary to keep the Leases in force have been fully performed.

     3. To the best of Assignor's knowledge, no suit, action or other proceeding is pending before any court or governmental agency and no cause of action exists that relates to the Leases or that might result in impairment or loss of Assignee's title to any portion of the Leases.


                                       1.

                                  Consideration
                                  _____________

     For and in consideration of the sums set. forth herein, Assignor agrees to assign, in accordance with Section 9.I. below, and with warranty of title, by, through and under Assignor, but not otherwise, and further subject to the terms, reservations and conditions of this Agreement, the leasehold interest in the Leases to each Assignee in the proportions set forth in Exhibit "A-l" beside Assignee's name; provided, however, as a condition precedent to such assignment, Assignee shall have paid to Assignor its pro rata share of the Initial
Consideration, defined as eight eighths (8/8ths) of the cost of the Leases, legal fees, and geological and administrative costs through the date hereof, and which is set forth on Exhibit "A-l" hereto, and its pro rata share of Estimated Dry Hole Costs, as hereinafter defined. The Initial Consideration is comprised of the following sums:

          Land and Legal Costs
          Geological and Administrative Costs to Date  $195,000.00
                                                       ___________
          Total Initial Consideration                  $195,000.00
                                                       ===========

     It is further agreed that attached hereto as Exhibit "A-2" which is incorporated herein for all purposes is an Authority for Expenditure ("AFE") which sets forth the estimated costs necessary to drill the Test Well to Total Depth, evaluate same with a triple combination log and plug and abandon same if a dry hole ("Estimated Dry Hole Costs"). By execution of this Agreement, Assignor and Assignee do each agree to bear and pay their respective share of the Estimated Dry Hole Costs of the Test Well. Such actual drilling costs which shall include, without limitation, surface damage and restoration costs.

Assignee agrees to bear and pay for their proportionate share {Assignee's "Before Prospect Payout Interest") of the costs associated with the drilling and development of the prospect before Prospect Payout as hereinafter defined, and their proportionate share (Assignee's "After Prospect Payout Interest") of the costs associated with the prospect after Prospect Payout, as hereinafter defined.

Operator shall notify each Assignee of the estimated spud date of the Test Well and request the advance payment of Assignee's Estimated Dry Hole Costs. Each Assignee shall advance to Operator its share of the Estimated Dry Hole Costs within fifteen (15) days from the date of receipt of said notification. Should any party fail or refuse to timely forward to Operator its share of the Estimated Dry Hole Costs within said fifteen (15) day period, then Operator shall notify such party by certified mail that it is delinquent in making such payment. It is understood that Operator shall not request the advance payment of the Estimated Dry Hole Costs prior to thirty (30) days in advance of the estimated spud date of the Test Well.

     Should any Assignee fail to pay Operator its share of the Estimated Dry Hole Costs, such Assignee shall further forfeit its right to participate in the drilling of the Test Well and this Agreement shall be of no further force and effect with respect to such forfeiting Assignee whereupon such Assignee shall forfeit, as liquidated damages and not as a penalty, its share of the Initial Consideration previously paid to Assignor hereunder.

     Notwithstanding any terms contained in this Agreement to the contrary, upon payment of the Initial Consideration by Assignee to Assignor, Assignor shall have no liability to any Assignee or to Operator in the event any Assignee subsequently fails to fund its share of the Estimated Dry Hole Costs; provided, however, should another party fail to fund the Initial Consideration resulting in the failure of the Test Well to be drilled to total depth, Assignor agrees it will promptly refund Assignee's share of the Initial Consideration. Additionally, except as otherwise provided in the Operating Agreement, Assignor shall have no liability to Assignee for any acts or omissions of Operator in any way associated with the drilling of the Test Well or any other well which may be drilled under the terms of this Agreement.

In the event that Operator does not commence actual drilling operations for the Test Well on or before February 28, 2 005, this Agreement shall terminate and Assignor shall immediately refund the Initial Consideration to Assignee; provided, however, the commencement date for the Test Well shall be extended in the event the Test Well is not timely spudded due to delays caused by the drilling contractor. In the event this Agreement terminates, Assignee shall have no obligation with respect to any costs or liabilities incurred by Assignor with respect to this Agreement and Operator agrees to indemnify and hold Assignee harmless against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys' fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Leases in the event the Test Well is not timely spudded by the Operator as herein provided.
                                       2.

                                    Test Well
                                    _________

     On or before February 28, 2 006, Oakwood Energy, Inc. as initial operator (the "Operator"), shall commence operations for the drilling of a test well (hereinafter referred to as the "Test Well") at a location on the Leases as designated on the AFE, and shall thereafter diligently and in a good and workmanlike manner proceed to cause the drilling of the Test Well to the stratigraphic equivalent of the lesser of either (i) a true vertical depth of approximately 5,000 feet beneath the surface of the earth or (ii) a depth sufficient to test the upper Woodbine Sands as seen at a depth sufficient to test the upper Woodbine Sands as seen at a depth of 4,790' to 4912' in the Feldman Oil & Gas #1 McDonald, Total Depth 5155' (hereinafter referred to as "Total Depth"); provided, however, Assignor may at its sole option extend the Test Well commencement date subject to rig availability.


                                       3.

                                 Substitute Well
                                 _______________

     In the event the Test Well is lost or junked due to mechanical difficulty, or there is encountered in the drilling thereof salt, domal formation, cavity, igneous rock, heaving shale, high pressure gas, saltwater flow or such other conditions which render further drilling impracticable, unduly difficult or expensive by ordinary standards of the oil industry, then in lieu of drilling to Total Depth, Assignees, for a period of ninety (90) days after abandoning said Test Well, for any of the reasons above noted, shall have the option to commence, or cause to be commenced, actual drilling of a substitute well. Such well shall be drilled at a mutually acceptable location, in a like manner and under the same terms and conditions to the depth specified for the Test Well, and the term "Test Well" as used herein shall be construed to include any substitute well drilled under the terms of this Agreement; provided, however, in the event Assignee does not elect to participate in the substitute well, Assignee shall forfeit the Initial Consideration previously paid to Assignor.


                                       4.

                               Operating Agreement
                               ___________________


         Except as otherwise set forth herein, all operations on the lands covered by the Leases shall be conducted in accordance with the terms of this Agreement and the Operating Agreement attached as Exhibit "D" which designates Oakwood Energy, INC. as operator and which is executed contemporaneously herewith. In the event of a conflict between the terms of this Agreement and the Operating Agreement, the terms of this Agreement shall prevail and control.


                                       5.

                               Overriding Royalty
                               __________________


     It is agreed and understood that Assignor hereby reserves unto itself, or its designees, an overriding royalty burdening the lands covered by the Leases equal to twenty-five percent (25%) less presently existing leasehold burdens thereby delivering Assignee its pro rata share of a seventy-five percent of eight-eights (75% of 8/8ths) net revenue interest.

     In the event any of the Leases do not cover a full mineral interest, or Assignor does not own the full leasehold interest therein, then the overriding royalty herein reserved shall be proportionately reduced. Furthermore, should any of the Leases cover less than all of the lands included within a pooled unit allocated to any well drilled pursuant to the terms hereof, such overriding royalty reserved by Assignor herein shall be further reduced and paid in proportion to the total number of surface acres covered by the Leases included within the pooled unit bears to the total number of surface acres within said unit.


                                       6.

                                Well Information
                                ________________

     Assignee or its representatives shall have access at its own risk and at all times to the location and derrick floor during the drilling of any well hereunder. Each Assignee shall further be entitled to all information concerning any well drilled hereunder and the Leases unless any such party is delinquent in the payment of its joint interest billings to Operator for a period greater than thirty (30) days in which event Operator at its sole option may withhold any information to such delinquent party.

                                       7.

                            Area of Mutual Interest
                            _______________________

     The parties hereto hereby establish an Area of Mutual Interest ("AMI") which covers and includes all lands depicted within the area one (1) mile outside the perimeter of the lands covered by the Leases which are depicted on the plat attached hereto as Exhibit "C". In the event that any party hereto hereafter acquires an oil and gas leasehold interest, or contractual right to earn an oil and gas leasehold interest, covering lands lying in whole or in part within the AMI, the acquiring party shall, in writing, offer to assign, without warranty of title, to the nonacquiring parties, within ten (10) days of purchase or acquisition, the entire proportionate interest which the nonacquiring parties are ratably entitled to acquire within the AMI under this Agreement. Such notice shall include a copy of the lease or contract, paid draft and other pertinent and available data. Each nonacquiring party shall, within ten (l0) days after receipt of such offer, elect whether to purchase such interest by paying the acquiring parties such nonacquiring party's proportionate part of the actual cost and expenses, if any, incurred by the acquiring party in acquiring such lease or contract. Failure by any nonacquiring party to timely notify the acquiring party shall be deemed an election by such nonacquiring party not to acquire its ratable interest in the leasehold interest offered. When any nonacquiring party elects not to acquire its ratable interest from the acquiring party, such nonacquiring party's interest in such lease or contract which is the subject of such offer shall be offered to the parties electing to acquire its proportionate share of such non-acquiring party's interest and shall not be subject to this Agreement but an operating agreement identical to Exhibit D, after allowing for nonjoinder by the non-acquiring party. Unless otherwise mutually agreed, this AMI shall terminate six (6) months after the expiration of the last lease within the AMI. All interests under this paragraph shall be offered on either a Before Prospect Payout Basis or After Prospect Payout Basis based on the occurrence of Prospect Payout.

                                       8.
                                 Prospect Payout
                                 _______________


     Upon the occurrence of "Prospect Payout" as defined below, Assignor shall back-in against the interest of Assignee in the Leases for a twenty-five percent of eight-eighths (25% of 8/8ths) working interest whereupon the parties shall own the After Prospect Payout interests set forth in Exhibit "A-l" hereto. All costs and expenses incurred prior to the occurrence of Prospect Payout shall be borne by the parties in accordance with their respective Before Prospect Payout interests set forth in Exhibit "A-l" hereto.

"Prospect Payout" is defined as and shall occur at 12:01 a.m. on the first day of the month following the day when the net proceeds received by Assignee out of production from the Test Well and all subsequent wells drilled on. the prospect (after first deducting the production and severance taxes, and all royalty payments effective as of the effective date of this Agreement, lessor's royalty, overriding royalties including, without limitations, the overriding royalties reserved by Assignor herein, non-participating royalties, and production payments) shall equal the sum of Assignee's share of the:

     (a)  Initial Consideration;

     (b) cost of land and legal costs and all costs for leases; acquired by Assignee within the AMI prior to the occurrence of Prospect Payout or other land related costs and land maintenance costs, geological cost, seismic costs, or other non-drilling related costs incurred by Assignee prior to Prospect Payout;

     (c) the costs of drilling, testing, evaluating, completing and equipping the Test Well and all subsequent wells drilled on the prospect, prior to Prospect Payout into the point of sale which includes but is not limited to the wellhead, tank batteries, gathering lines and all other related surface equipment and facilities; and

     (d) the operating costs, and reworking or re-completing costs incurred on such wells during the payout period.

     The Operator agrees to provide all parties to this Agreement with quarterly payout statements.


                                       9.

                                  Miscellaneous
                                  _____________

A.   Paragraph Headings

     The paragraph headings inserted in this Agreement are utilized solely for reference purposes and do not constitute substantive matter to be considered in construing the terms of this Agreement.

B.   Time is of the Essence

     It is specifically understood and agreed that time is of the essence hereunder.

C.   Liability

     It is not the purpose of this Agreement to create a partnership, mining partnership, partnership for a specific purpose, joint venture, or any other relationship which would render the parties liable as partners, associates, or joint venturers.

D.   Entire Agreement

     This Agreement shall constitute the entire Agreement between the parties hereto and supersedes any prior agreements, promises, negotiations or representations, whether written or oral, not expressly set forth in this Agreement. No variations, modifications, or changes herein or hereof shall be effective unless evidenced by written document executed by the parties hereto.

E.   Counterparts

     This Agreement may be executed in any number of counterparts and each counterpart so executed shall be deemed an original for all purposes and shall be binding upon each party executing same whether or not executed by all parties.

F.   Governing Law

     This Agreement shall be governed by the laws of the State of Texas.


G.   Binding Agreement

     The terms, covenants and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to their respective heirs, executors, administrators, successors and assigns, and such terms, covenants and conditions shall be deemed as covenants running with the lands and leases covered hereby. It is stipulated, however, that no assignment or transfer by or, however accomplished, of any right, title or interest acquired hereunder shall relieve such party of any liability or obligation herein assumed, except with written consent of the other party.

H.   Acceptance

     If the foregoing fully sets forth your understanding of our agreement, please so indicate by execution in the space provided below and return one (1) fully executed original hereof together with your share of the Initial Consideration described in Section 1. hereof. If this Agreement is not accepted and returned within fifteen (15) days from the date hereof with your share of the Initial Consideration, this Agreement shall be voidable by any party and such shares of Initial Consideration shall be returned promptly to the Assignee.

I.   Delivery of Assignment

     With Assignee's tendering of its pro-rata share of the Initial Consideration and its pro-rata share of the Estimated Dry Hole Costs as provided herein, Assignor shall upon request provide Assignee with complete lease purchase packages for the Leases. Assignor shall record an assignment of the Leases to the Assignee and upon receipt provide Assignee with a copy of such recorded assignment.

J.   Notices

     All notices required under this agreement shall be made to the parties at the addresses and fax numbers identified in Exhibit "A".

K.   Well Data Requirements

     Assignor shall provide or cause to be provided certain well data required by Assignee in all wells in which Assignee is a participant. Such requirements will be fully identified under separate cover.

L.   Delay Rental Payments

     Any and all delay rental payments shall be paid by Assignor and invoiced to Assignee based on it current working interest. Delay rentals accruing (if any) prior to reaching casing point in the Test Well shall be a proportionate obligation on the part of all parties; however after such a time same shall be the subject of future recommendations and elections.

                                            Very truly yours,

                                            SKYLINE ENERGY, L.L.C.


                                            By: /s/ DONNIE JONES
                                                ___________________________
                                                    Donnie Jones, President

AGREED TO AND ACCEPTED THIS

8th DAY OF September  2005

Pin Petroleum Partners Inc.

By:  /s/ WILLIAM FRIESEN
_______________________________
Name: _________________________
Title: ________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

G-White

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

Oakwood Energy, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF_________, 2005

Stardust Energy, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

Blake Cmajadalka

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF _________, 2005

Miller Resources, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF_________, 2005

By:____________________________
Name:__________________________
Title:_________________________

                                   EXHIBIT "A"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL

                                   ADDRESSEES


Pin Petroleum Partners Inc.
Suite 2410, 650 West Georgia Street
P. O. Box 11524
Vancouver, British Columbia, Canada, V6B 4N7
Telephone: 604-689-8336
Telecopy: 604-682-5564


Oakwood Energy, INC.
P. O. Box 297
Jourdanton, Texas 78026
Attention: Barry Laidlaw
Telephone: 830-769-3955
Telecopy:  830-769-2261

Miller Resources, Inc.
P. O. Box 2128
Traverse City, MI 49685-2128
Attn: John Miller
Telephone: 231-941-0073
Telecopy:

Stardust Energy, Inc.
Attention: Don Shepherd
P 0 Box 150909
Austin, Texas 78715
Telephone: 281-685-9917
Telecopy:

Blake Cmajdalka
2415 Hanston Ct.
Pearland Texas, 77584
Telephone: Telecopy:

Skyline Energy, LLC
2301 Dublin Circle
Pearland, Texas 77581
Attn: Donnie Jones
Telephone:  281-481-0881
Telecopy:  281-481-5645



                                  EXHIBIT "A-l"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED August 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL


 Party                          Before Prospect Payout       After Prospect Payout              Initial
                                Interest                    Interest                         Consideration
__________________________________________________________________________________________________________
 Pin Petroleum                         30.00%                     22.500%                     $58,500.00
 Partners Inc.
__________________________________________________________________________________________________________
 G-White                                5.00%                      3.750%                      $9,750.00
__________________________________________________________________________________________________________
 Oakwood Energy, Inc .                  2.00%                      1.500%                      $3,900.00
__________________________________________________________________________________________________________
 Miller Energy, Inc .                   2.00%                     1.500%                       $3,900.00
__________________________________________________________________________________________________________
 Stardust Energy, Inc .                 1.50%                      1.125%                      $2,925.00
__________________________________________________________________________________________________________
 Blake Cmajakaika                       1.00%                       .750%                      $1,950.00
__________________________________________________________________________________________________________
 Skyline Energy, L.L.C.               58.500%                     68.875%                         NA
 Etal
__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________
 Total                                  100%                        100%
__________________________________________________________________________________________________________


                                  EXHIBIT "A-2"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                             DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL



                     AFE TO BE FURNISHED BY MLC OPERATING LP

                                   EXHIBIT "B"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                  PARTICIPATION AGREEMENT DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL




                                   THE LEASES

1.   Oil, Gas and Mineral Lease dated, September 20, 2004 by and between, Donald
     L. Dick, et ux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume __________________________, Page ________, Deed
     Records, Cherokee County, Texas.

2. Oil, Gas and Mineral Lease dated, September 29, 2004 , by and between Mary John Spence Trust I & II , as Lessors, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume _______________________________, Page _________ , Deed Records, Cherokee
     County, Texas.

3. Oil, Gas and Mineral Lease dated, October 1, 2004, by and between Michael Theron Ragsdale, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Joseph Merril Survey, A-564, Cherokee County, Texas, and recorded in Volume ___________________________, Page ________, Deed
     Records, Cherokee County, Texas.

4. Oil, Gas and Mineral Lease dated, October 1, 2004, by and between, Sue Ragsdale Smith as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Survey, A-, Cherokee County, Texas, and recorded in Volume_____, Page _____, Deed Records, Cherokee County, Texas

5. Oil, Gas and Mineral Lease dated, October 1,2004, by and between, Julie Ragsdale Young, as Lesser, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume , Page____________________________________, Deed
     Records, Cherokee County, Texas .

6. Oil, Gas and Mineral Lease dated, October 1, 2004, by and between, Amy Ragsdale Duncan, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Joseph Merril1 Survey, A-5 64, Cherokee County, Texas, and recorded in Volume __________________________ , Page __________, Deed
     Records, Cherokee County, Texas.

7. Oil, Gas and Mineral Lease dated, October 1, 2004, by and between, Edward Baxter Ragsdale, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume 169 8, Page 192, Deed Records, Cherokee County, Texas.

8. Oil, Gas and Mineral Lease dated, October 1, 2 004, by and between, Karen Ragsdale Reininger, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume __________________________ , Page __________, Deed Records, Cherokee County, Texas.


9.   Oil, Gas and Mineral Lease dated,  October 1, 2004, by and between,  Baxter
     A. Ragsdale, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume __________________, Page _______, Deed. Records, Cherokee County, Texas.

10. Oil, Gas and Mineral Lease dated, October 4, 2004, by and between Sue Ragsdale Bean, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume___________________, Page_________, Deed Records, Cherokee County, Texas.

11. Oil, Gas and Mineral Lease dated, October 4, 2004, by and between, Amy Bean Mellin, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume___________________, Page ________, Deed Records, Cherokee County, Texas.

12. Oil, Gas and Mineral Lease dated, October 4, 2004, by and between, Clay Arnold Bean, as Lessors, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume__________________, Page_________, Deed Records, Cherokee County, Texas.

13. Oil, Gas and Mineral Lease dated, October 15, 2004, by and between, H. D. Industries Inc., as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume __________________________ , Page __________, Deed
     Records, Cherokee County, Texas.

14. Oil, Gas and Mineral Lease dated, October 18, 2004 by and between, Jean Haberle Coley, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume_______________________, Page _________, Deed
     Records, Cherokee County, Texas.

15.  011, Gas and Mineral Lease dated,  October 18, 2004, by and between, Janet
     G. Holley, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume __________________ Page__________, Deed Records, Cherokee County, Texas."

16.  011, Gas and Mineral Lease dated, November 4, 2004 by and between,  William
     M. Withers dec'd, rep. by Hugh L. McCulley, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume
     _____________________________  ,  Page  ________,  Deed  Records,  Cherokee
     County, Texas.

17. Oil, Gas and Mineral Lease dated, January 13, 2005 by and between, Drake Sales, Inc., as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume __________________, Page ________, Deed Records, Cherokee County, Texas.

18. Oil, Gas and Mineral Lease dated, January 13, 2005, by and between, Ellis Lynn Cook, et ux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Isaac Reynolds Survey, A-72 8, Cherokee County, Texas, and recorded in Volume __ , Page __________________________________, Deed Records, Cherokee County, Texas.

19. Oil, Gas and Mineral Lease dated, January 14, 2005, by and between, Jack W. Powell et ux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Issac Reynolds Survey, A-728, Cherokee County, Texas, and recorded in Volume ___________________________, Page _________, Deed
     Records, Cherokee County, Texas.

20. Oil, Gas and Mineral Lease dated, January 31, 2005, by and between, Bessie Lorene & John R. Ragsdale, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Issac Reynolds Survey, A-728, Cherokee County, Texas, and recorded in Volume _________________________________, Page _________, Deed Records, Cherokee
     County, Texas.

21.  Oil, Gas and Mineral Lease dated, February 14, 2005, by and between, Dannie
     R. McDaniel, et ux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Issac Reynolds Survey, A-728, Cherokee County, Texas, and recorded in Volume _________________________________,
     Page ________, Deed Records, Cherokee County, Texas.

22.  Oil, Gas and Mineral Lease dated, February 14, 20C5, by and between, Dannie
     R. McDaniel, his wife, Deborah K. McDaniel and Arlene Bailey, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Issac Reynolds Survey, A-728, Cherokee County, Texas, and recorded in Volume ________, Page _______, Deed Records, Cherokee County, Texas.

23. Oil, Gas and Mineral Lease dated, March 8, 2005, by and between, Charles A. Gudermuth, individually and as Independent Executor of the Estate of Beulah Gudermuth, Deceased, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume _______________________________ ,
     Page __________, Deed Records, Cherokee County, Texas.

24. Oil, Gas and Mineral Lease dated, March 9, 2005, by and between, Mr. & Mrs. Ray Neil Earle, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume ___________________________, Page __________, Deed
     Records, Cherokee County, Texas.

25. 0il, Gas and Mineral Lease dated, March 9, 2005, by and between, Earle's Chapel Cemetary Association, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564,
     Cherokee        County,         Texas,        and        recorded        in
     Volume__________________________________Page   ___________,  Deed  Records,
     Cherokee County, Texas.

26. Oil Gas and Mineral Lease dated, April 1, 2005, by and between, Barbara J. Earle, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume__________________, Page__________, Deed Records, Cherokee County, Texas.

27. Oil, Gas and Mineral Lease dated, April 20, 2005, by and between, Jack D. Earle, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume _____________, Page ________, Deed Records, Cherokee County, Texas.

28. Oil, Gas and Mineral Lease dated, April 25, 2005, by and between, Gary Mims, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume _____________ , Page _________, Deed Records, Cherokee County, Texas.

29. Oil, Gas and Mineral Lease dated, April 27, 2005, by and between, Jack N. Reynolds Jr. & Wife, Deborah, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Joseph Merrill Survey, A-564, Cherokee County, Texas, and recorded in Volume ________________________________, Page ._______, Deed Records, Cherokee
     County, Texas.

30. Oil, Gas and Mineral Lease dated, April 20, 2005, by and between, Ray Neil Earle, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume _____________, Page ________, Deed Records, Cherokee County, Texas.

31. Oil, Gas and Mineral Lease dated, April 19, 2005, by and between, Barbara Mims Lewis, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume___________________, Page ________, Deed Records, Cherokee County, Texas.

32.  Oil, Gas and Mineral Lease dated,  April 20, 2005, by and between,  Virgina
     E. Osborne, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-564, Cherokee County, Texas, and recorded in Volume___________________, Page ________, Deed Records, Cherokee County, Texas.

33. Oil, Gas and Mineral Lease dated, April 20, 2 005, by and between. Jack C. Earle, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume _____________ , Page_________, Deed Records, Cherokee County, Texas.

34. Oil, Gas and Mineral Lease dated, April 20, 2005, by and between, Betty Earle Raines, et ux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume_______________________, Page _________, Deed
     Records, Cherokee County, Texas.

35. Oil, Gas and Mineral Lease dated, April 25, 2005, by and between, Mary Virginia Bowery, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume_______________________, Page___________Deed Records,
     Cherokee County, Texas.

36. Oil, Gas and Mineral Lease dated, April 25, 2 005, by and between, Charles Mitchell Earle, as Lesser, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume___________________, Page_________, Deed Records, Cherokee County, Texas.

37. Oil, Gas and Mineral Lease dated, May 2, 2005, by and between, Bobby D. Mims, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Drury Earle Survey, A-260, Cherokee County, Texas, and recorded in Volume _____________, Page ________, Deed Records, Cherokee County, Texas.

                                   EXHIBIT "C"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                             DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL



                                  [Attach Plat]

            [Junction Prospect Cherokee Co., Texas Map Appears Here]

                                   EXHIBIT "D"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL






                     JOA TO BE FURNISHED BY MLC OPERATING LP

                                  SCHEDULE "B"
                                  ____________

                              SKYLINE ENERGY, LLC
                               2301 Dublin Circle
                             Pearland, Texas 77581
                      Tele: 281-481-0881 Fax: 281-481-5645

                                August 24, 2005


See Exhibit "A" for Addressees

                              Re: Northwest Jacksonville Prospect
                                  Cherokee County, Texas
                                  (the "Prospect")


     This agreement (hereinafter referred to as "Agreement") is made and entered into by and between Skyline Energy, L.L.C., who address is 2301 Dublin Circle, Pearland, Texas 77581 (hereinafter referred to as "Assignor") and the signatory parties identified on Exhibit "A" and "A-l" relative to the leasehold interest more fully described in Exhibit "B" attached hereto and incorporated herein for all purposes, (hereinafter singularly referred to as "Assignee" or collectively as "Assignees"). Subject to elections made to the contrary, it is agreed that all rights and benefits as well as all risks, costs and expenses granted herein unto Assignees shall be owned and borne by each Assignee in the percentage set forth next to his name in Exhibit "A-l" hereto.

     Assignor represents that it is the present owner of all right, title and interest in and to the oil and gas leases more fully described in Exhibit "B" attached hereto and incorporated herein for all purposes. Said leases cover 350 +- gross, more or less, out of the Jose Pineda West Four League Grant Survey, A-40, Cherokee County, Texas (hereinafter referred to as the "Leases"). The Leases cover the lands shaded yellow on the plat attached hereto as Exhibit "C" which is incorporated herein for all purposes.

     Assignee is desirous of acquiring from Assignor the undivided interest herein described in the Leases and participating in the drilling of a Test Well, as defined below, for oil and gas thereon subject to the terms, conditions, reservations and limitations herein provided. The parties therefore agree as follows:

With respect to the Leases, Assignor represents and warrants to Assignee that:

     1. Assignor owns each of the Leases free and clear of any liens, security interests or encumbrances of any kind placed thereon by Assignor.

     2. To the best of Assignor's knowledge, the Leases are in full force and effect, are valid and subsisting leases, and all rentals and other payments due under the Leases have been properly and timely paid, and all conditions necessary to keep the Leases in force have been fully performed.

     3. To the best of Assignor's knowledge, no suit, action or other proceeding is pending before any court or governmental agency and no cause of action exists that relates to the Leases or that might result in impairment or loss of Assignee's title to any portion of the Leases.


                                       1.

                                  Consideration
                                  _____________

     For and in consideration of the sums set. forth herein, Assignor agrees to assign, in accordance with Section 9.I. below, and with warranty of title, by, through and under Assignor, but not otherwise, and further subject to the terms, reservations and conditions of this Agreement, the leasehold interest in the Leases to each Assignee in the proportions set forth in Exhibit "A-l" beside Assignee's name; provided, however, as a condition precedent to such assignment, Assignee shall have paid to Assignor its pro rata share of the Initial
Consideration, defined as eight eighths (8/8ths) of the cost of the Leases, legal fees, and geological and administrative costs through the date hereof, and which is set forth on Exhibit "A-l" hereto, and its pro rata share of Estimated Dry Hole Costs, as hereinafter defined. The Initial Consideration is comprised of the following sums:

          Land and Legal Costs
          Geological and Administrative Costs to Date  $170,000.00
                                                       ___________
          Total Initial Consideration                  $170,000.00
                                                       ===========

     It is further agreed that attached hereto as Exhibit "A-2" which is incorporated herein for all purposes is an Authority for Expenditure ("AFE") which sets forth the estimated costs necessary to drill the Test Well to Total Depth, evaluate same with a triple combination log and plug and abandon same if a dry hole ("Estimated Dry Hole Costs"). By execution of this Agreement, Assignor and Assignee do each agree to bear and pay their respective share of the Estimated Dry Hole Costs of the Test Well. Such actual drilling costs which shall include, without limitation, surface damage and restoration costs.

Assignee agrees to bear and pay for their proportionate share {Assignee's "Before Prospect Payout Interest") of the costs associated with the drilling and development of the prospect before Prospect Payout as hereinafter defined, and their proportionate share (Assignee's "After Prospect Payout Interest") of the costs associated with the prospect after Prospect Payout, as hereinafter defined.

Operator shall notify each Assignee of the estimated spud date of the Test Well and request the advance payment of Assignee's Estimated Dry Hole Costs. Each Assignee shall advance to Operator its share of the Estimated Dry Hole Costs within fifteen (15) days from the date of receipt of said notification. Should any party fail or refuse to timely forward to Operator its share of the Estimated Dry Hole Costs within said fifteen (15) day period, then Operator shall notify such party by certified mail that it is delinquent in making such payment. It is understood that Operator shall not request the advance payment of the Estimated Dry Hole Costs prior to thirty (30) days in advance of the estimated spud date of the Test Well.

     Should any Assignee fail to pay Operator its share of the Estimated Dry Hole Costs, such Assignee shall further forfeit its right to participate in the drilling of the Test Well and this Agreement shall be of no further force and effect with respect to such forfeiting Assignee whereupon such Assignee shall forfeit, as liquidated damages and not as a penalty, its share of the Initial Consideration previously paid to Assignor hereunder.

     Notwithstanding any terms contained in this Agreement to the contrary, upon payment of the Initial Consideration by Assignee to Assignor, Assignor shall have no liability to any Assignee or to Operator in the event any Assignee subsequently fails to fund its share of the Estimated Dry Hole Costs; provided, however, should another party fail to fund the Initial Consideration resulting in the failure of the Test Well to be drilled to total depth, Assignor agrees it will promptly refund Assignee's share of the Initial Consideration. Additionally, except as otherwise provided in the Operating Agreement, Assignor shall have no liability to Assignee for any acts or omissions of Operator in any way associated with the drilling of the Test Well or any other well which may be drilled under the terms of this Agreement.

In the event that Operator does not commence actual drilling operations for the Test Well on or before February 28, 2 005, this Agreement shall terminate and Assignor shall immediately refund the Initial Consideration to Assignee; provided, however, the commencement date for the Test Well shall be extended in the event the Test Well is not timely spudded due to delays caused by the drilling contractor. In the event this Agreement terminates, Assignee shall have no obligation with respect to any costs or liabilities incurred by Assignor with respect to this Agreement and Operator agrees to indemnify and hold Assignee harmless against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys' fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Leases in the event the Test Well is not timely spudded by the Operator as herein provided.
                                       2.

                                    Test Well
                                    _________

     On or before February 28, 2006,  MLC Operating LP, as initial operator
(the "Operator"), shall commence operations for the drilling of a test well (hereinafter referred to as the "Test Well") at a location on the Leases as designated on the AFE, and shall thereafter diligently and in a good and workmanlike manner proceed to cause the drilling of the Test Well to the stratigraphic equivalent of the lesser of either (i) a true vertical depth of approximately 5,000 feet beneath the surface of the earth or (ii) a depth sufficient to test the upper Woodbine Sands as seen at a depth sufficient to test the upper Woodbine Sands as seen at a depth of 4,790' to 4912' in the Feldman Oil & Gas #1 McDonald, Total Depth 5155' (hereinafter referred to as "Total Depth"); provided, however, Assignor may at its sole option extend the Test Well commencement date subject to rig availability.


                                       3.

                                 Substitute Well
                                 _______________

     In the event the Test Well is lost or junked due to mechanical difficulty, or there is encountered in the drilling thereof salt, domal formation, cavity, igneous rock, heaving shale, high pressure gas, saltwater flow or such other conditions which render further drilling impracticable, unduly difficult or expensive by ordinary standards of the oil industry, then in lieu of drilling to Total Depth, Assignees, for a period of ninety (90) days after abandoning said Test Well, for any of the reasons above noted, shall have the option to commence, or cause to be commenced, actual drilling of a substitute well. Such well shall be drilled at a mutually acceptable location, in a like manner and under the same terms and conditions to the depth specified for the Test Well, and the term "Test Well" as used herein shall be construed to include any substitute well drilled under the terms of this Agreement; provided, however, in the event Assignee does not elect to participate in the substitute well, Assignee shall forfeit the Initial Consideration previously paid to Assignor.


                                       4.

                               Operating Agreement
                               ___________________


         Except as otherwise set forth herein, all operations on the lands covered by the Leases shall be conducted in accordance with the terms of this Agreement and the Operating Agreement attached as Exhibit "D" which designates Oakwood Energy, INC. as operator and which is executed contemporaneously herewith. In the event of a conflict between the terms of this Agreement and the Operating Agreement, the terms of this Agreement shall prevail and control.


                                       5.

                               Overriding Royalty
                               __________________


     It is agreed and understood that Assignor hereby reserves unto itself, or its designees, an overriding royalty burdening the lands covered by the Leases equal to twenty-five percent (25%) less presently existing leasehold burdens thereby delivering Assignee its pro rata share of a seventy-five percent of eight-eights (75% of 8/8ths) net revenue interest.

     In the event any of the Leases do not cover a full mineral interest, or Assignor does not own the full leasehold interest therein, then the overriding royalty herein reserved shall be proportionately reduced. Furthermore, should any of the Leases cover less than all of the lands included within a pooled unit allocated to any well drilled pursuant to the terms hereof, such overriding royalty reserved by Assignor herein shall be further reduced and paid in proportion to the total number of surface acres covered by the Leases included within the pooled unit bears to the total number of surface acres within said unit.


                                       6.

                                Well Information
                                ________________

     Assignee or its representatives shall have access at its own risk and at all times to the location and derrick floor during the drilling of any well hereunder. Each Assignee shall further be entitled to all information concerning any well drilled hereunder and the Leases unless any such party is delinquent in the payment of its joint interest billings to Operator for a period greater than thirty (30) days in which event Operator at its sole option may withhold any information to such delinquent party.

                                       7.

                            Area of Mutual Interest
                            _______________________

     The parties hereto hereby establish an Area of Mutual Interest ("AMI") which covers and includes all lands depicted within the area one (1) mile outside the perimeter of the lands covered by the Leases which are depicted on the plat attached hereto as Exhibit "C". In the event that any party hereto hereafter acquires an oil and gas leasehold interest, or contractual right to earn an oil and gas leasehold interest, covering lands lying in whole or in part within the AMI, the acquiring party shall, in writing, offer to assign, without warranty of title, to the nonacquiring parties, within ten (10) days of purchase or acquisition, the entire proportionate interest which the nonacquiring parties are ratably entitled to acquire within the AMI under this Agreement. Such notice shall include a copy of the lease or contract, paid draft and other pertinent and available data. Each nonacquiring party shall, within ten (l0) days after receipt of such offer, elect whether to purchase such interest by paying the acquiring parties such nonacquiring party's proportionate part of the actual cost and expenses, if any, incurred by the acquiring party in acquiring such lease or contract. Failure by any nonacquiring party to timely notify the acquiring party shall be deemed an election by such nonacquiring party not to acquire its ratable interest in the leasehold interest offered. When any nonacquiring party elects not to acquire its ratable interest from the acquiring party, such nonacquiring party's interest in such lease or contract which is the subject of such offer shall be offered to the parties electing to acquire its proportionate share of such non-acquiring party's interest and shall not be subject to this Agreement but an operating agreement identical to Exhibit D, after allowing for nonjoinder by the non-acquiring party. Unless otherwise mutually agreed, this AMI shall terminate six (6) months after the expiration of the last lease within the AMI. All interests under this paragraph shall be offered on either a Before Prospect Payout Basis or After Prospect Payout Basis based on the occurrence of Prospect Payout.

                                       8.
                                 Prospect Payout
                                 _______________


     Upon the occurrence of "Prospect Payout" as defined below, Assignor shall back-in against the interest of Assignee in the Leases for a twenty-five percent of eight-eighths (25% of 8/8ths) working interest whereupon the parties shall own the After Prospect Payout interests set forth in Exhibit "A-l" hereto. All costs and expenses incurred prior to the occurrence of Prospect Payout shall be borne by the parties in accordance with their respective Before Prospect Payout interests set forth in Exhibit "A-l" hereto.

"Prospect Payout" is defined as and shall occur at 12:01 a.m. on the first day of the month following the day when the net proceeds received by Assignee out of production from the Test Well and all subsequent wells drilled on. the prospect (after first deducting the production and severance taxes, and all royalty payments effective as of the effective date of this Agreement, lessor's royalty, overriding royalties including, without limitations, the overriding royalties reserved by Assignor herein, non-participating royalties, and production payments) shall equal the sum of Assignee's share of the:

     (a)  Initial Consideration;

     (b) cost of land and legal costs and all costs for leases; acquired by Assignee within the AMI prior to the occurrence of Prospect Payout or other land related costs and land maintenance costs, geological cost, seismic costs, or other non-drilling related costs incurred by Assignee prior to Prospect Payout;

     (c) the costs of drilling, testing, evaluating, completing and equipping the Test Well and all subsequent wells drilled on the prospect, prior to Prospect Payout into the point of sale which includes but is not limited to the wellhead, tank batteries, gathering lines and all other related surface equipment and facilities; and

     (d) the operating costs, and reworking or re-completing costs incurred on such wells during the payout period.

     The Operator agrees to provide all parties to this Agreement with quarterly payout statements.


                                       9.

                                  Miscellaneous
                                  _____________

A.   Paragraph Headings

     The paragraph headings inserted in this Agreement are utilized solely for reference purposes and do not constitute substantive matter to be considered in construing the terms of this Agreement.

B.   Time is of the Essence

     It is specifically understood and agreed that time is of the essence hereunder.

C.   Liability

     It is not the purpose of this Agreement to create a partnership, mining partnership, partnership for a specific purpose, joint venture, or any other relationship which would render the parties liable as partners, associates, or joint venturers.

D.   Entire Agreement

     This Agreement shall constitute the entire Agreement between the parties hereto and supersedes any prior agreements, promises, negotiations or representations, whether written or oral, not expressly set forth in this Agreement. No variations, modifications, or changes herein or hereof shall be effective unless evidenced by written document executed by the parties hereto.

E.   Counterparts

     This Agreement may be executed in any number of counterparts and each counterpart so executed shall be deemed an original for all purposes and shall be binding upon each party executing same whether or not executed by all parties.

F.   Governing Law

     This Agreement shall be governed by the laws of the State of Texas.


G.   Binding Agreement

     The terms, covenants and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to their respective heirs, executors, administrators, successors and assigns, and such terms, covenants and conditions shall be deemed as covenants running with the lands and leases covered hereby. It is stipulated, however, that no assignment or transfer by or, however accomplished, of any right, title or interest acquired hereunder shall relieve such party of any liability or obligation herein assumed, except with written consent of the other party.

H.   Acceptance

     If the foregoing fully sets forth your understanding of our agreement, please so indicate by execution in the space provided below and return one (1) fully executed original hereof together with your share of the Initial Consideration described in Section 1. hereof. If this Agreement is not accepted and returned within fifteen (15) days from the date hereof with your share of the Initial Consideration, this Agreement shall be voidable by any party and such shares of Initial Consideration shall be returned promptly to the Assignee.

I.   Delivery of Assignment

     With Assignee's tendering of its pro-rata share of the Initial Consideration and its pro-rata share of the Estimated Dry Hole Costs as provided herein, Assignor shall upon request provide Assignee with complete lease purchase packages for the Leases. Assignor shall record an assignment of the Leases to the Assignee and upon receipt provide Assignee with a copy of such recorded assignment.

J.   Notices

     All notices required under this agreement shall be made to the parties at the addresses and fax numbers identified in Exhibit "A".

K.   Well Data Requirements

     Assignor shall provide or cause to be provided certain well data required by Assignee in all wells in which Assignee is a participant. Such requirements will be fully identified under separate cover.

L.   Delay Rental Payments

     Any and all delay rental payments shall be paid by Assignor and invoiced to Assignee based on it current working interest. Delay rentals accruing (if any) prior to reaching casing point in the Test Well shall be a proportionate obligation on the part of all parties; however after such a time same shall be the subject of future recommendations and elections.

                                            Very truly yours,

                                            SKYLINE ENERGY, L.L.C.


                                            By: /s/ DONNIE JONES
                                                ___________________________
                                                    Donnie Jones, President

AGREED TO AND ACCEPTED THIS

8th DAY OF September  2005

Pin Petroleum Partners Inc.

By: /s/ WILLIAM FRIESEN
_______________________________
Name: _________________________
Title: ________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

G-White

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

Oakwood Energy, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF_________, 2005

Stardust Energy, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

Blake Cmajadalka

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF _________, 2005

Miller Resources, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF_________, 2005

By:____________________________
Name:__________________________
Title:_________________________

                                   EXHIBIT "A"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED MAY 23, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL

                                   ADDRESSEES


Pin Petroleum Partners Inc.
Suite 2410, 650 West Georgia Street
P. O. Box 11524
Vancouver, British Columbia, Canada, V6B 4N7
Telephone: 604-689-8336
Telecopy: 604-682-5564

G-White Investments
6524 Riverhill Dr.
Plano, Texas 75024
Attention: Glen Gee
Telephone: 469-384-4834
Telecopy:

Oakwood Energy, INC.
P. O. Box 297
Jourdanton, Texas 78026
Attention: Barry Laidlaw
Telephone: 830-769-3955
Telecopy:  830-769-2261

Miller Resources, Inc.
P. O. Box 2128
Traverse City, MI 49685-2128
Attn: John Miller
Telephone: 231-941-0073
Telecopy:

Stardust Energy, Inc.
Attention: Don Shepherd
P 0 Box 150909
Austin, Texas 78715
Telephone: 281-685-9917
Telecopy:

Blake Cmajdalka
2415 Hanston Ct.
Pearland Texas, 77584
Telephone: Telecopy:

Skyline Energy, LLC
2301 Dublin Circle
Pearland, Texas 77581
Attn: Donnie Jones
Telephone:  281-481-0881
Telecopy:  281-481-5645



                                  EXHIBIT "A-l"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED August 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL


 Party                          Before Prospect Payout       After Prospect Payout              Initial
                                Interest                    Interest                         Consideration
__________________________________________________________________________________________________________
 Pin Petroleum                         30.00%                     22.500%                     $51,000.00
 Partners Inc.
__________________________________________________________________________________________________________
 G-White                                5.00%                      3.750%                      $8,500.00
__________________________________________________________________________________________________________
 Oakwood Energy, Inc .                  2.00%                      1.500%                      $3,400.00
__________________________________________________________________________________________________________
 Miller Energy, Inc .                   2.00%                     1.500%                       $3,400.00
__________________________________________________________________________________________________________
 Stardust Energy, Inc .                 1.50%                      1.125%                      $2,550.00
__________________________________________________________________________________________________________
 Blake Cmajakaika                       1.00%                       .750%                      $1,700.00
__________________________________________________________________________________________________________
 Skyline Energy, L.L.C.               58.500%                     66.625%                         NA
 Etal
__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________
 Total                                  100%                        100%
__________________________________________________________________________________________________________


                                  EXHIBIT "A-2"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                             DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL



                     AFE TO BE FURNISHED BY MLC OPERATING LP

                                   EXHIBIT "B"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                  PARTICIPATION AGREEMENT DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL




                                   THE LEASES

1. Oil, Gas and Mineral Lease dated, August 10, 2004 by and between, Wilburn Ray Smith, etux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

2. Oil, Gas and Mineral Lease dated, August 10, 2004 , by and between Lloyd E. Elliot Jr., etux, as Lessors, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

3. Oil, Gas and Mineral Lease dated, August 10, 2004, by and between Larry D. Campbell, etux, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

4. Oil, Gas and Mineral Lease dated, September 8, 2004, by and between, Jacksonville Independent School District, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

5. Oil, Gas and Mineral Lease dated, September 13, 2004, by and between, Patsy Jean Scott Boyd, separate property, as Lessors, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

6. Oil, Gas and Mineral Lease dated, September 13, 2004, by and between, Bill Willis, etux as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

7. Oil, Gas and Mineral Lease dated, September 29, 2004, by and between, Spence Living Trust, etal, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

8.   Oil,  Gas and Mineral  Lease  dated,  February  28,  2005,  by and between,
     Ernestine P. Finley, as Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

9. Oil, Gas and Mineral Lease dated, February 28, 2005, by and between, Rufus Eugene Finley as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

10. Oil, Gas and Mineral Lease dated, March 15, 2005, by and between Joann Moore, etux, as Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda Survey, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

                                   EXHIBIT "C"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                             DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL



                                  [Attach Plat]

         [NW Jacksonville Prospect Cherokee Co., Texas Map Appears Here]

                                   EXHIBIT "D"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL






                     JOA TO BE FURNISHED BY MLC OPERATING LP

                                  SCHEDULE "C"
                                  ____________

                              SKYLINE ENERGY, LLC
                               2301 Dublin Circle
                             Pearland, Texas 77581
                      Tele: 281-481-0881 Fax: 281-481-5645

                                August 24, 2005


See Exhibit "A" for Addressees

                              Re: Northwest Jacksonville Prospect
                                  Cherokee County, Texas
                                  (the "Prospect")


     This agreement (hereinafter referred to as "Agreement") is made and entered into by and between Skyline Energy, L.L.C., who address is 2301 Dublin Circle, Pearland, Texas 77581 (hereinafter referred to as "Assignor") and the signatory parties identified on Exhibit "A" and "A-l" relative to the leasehold interest more fully described in Exhibit "B" attached hereto and incorporated herein for all purposes, (hereinafter singularly referred to as "Assignee" or collectively as "Assignees"). Subject to elections made to the contrary, it is agreed that all rights and benefits as well as all risks, costs and expenses granted herein unto Assignees shall be owned and borne by each Assignee in the percentage set forth next to his name in Exhibit "A-l" hereto.

     Assignor represents that it is the present owner of all right, title and interest in and to the oil and gas leases more fully described in Exhibit "B" attached hereto and incorporated herein for all purposes. Said leases cover 322 +- gross and 315+- net acres,, more or less, out of the Jose Pineda West Four League Grant Survey, A-40, Cherokee County, Texas (hereinafter referred to as the "Leases"). The Leases cover the lands shaded yellow on the plat attached hereto as Exhibit "C" which is incorporated herein for all purposes.

     Assignee is desirous of acquiring from Assignor the undivided interest herein described in the Leases and participating in the drilling of a Test Well, as defined below, for oil and gas thereon subject to the terms, conditions, reservations and limitations herein provided. The parties therefore agree as follows:

With respect to the Leases, Assignor represents and warrants to Assignee that:

     1. Assignor owns each of the Leases free and clear of any liens, security interests or encumbrances of any kind placed thereon by Assignor.

     2. To the best of Assignor's knowledge, the Leases are in full force and effect, are valid and subsisting leases, and all rentals and other payments due under the Leases have been properly and timely paid, and all conditions necessary to keep the Leases in force have been fully performed.

     3. To the best of Assignor's knowledge, no suit, action or other proceeding is pending before any court or governmental agency and no cause of action exists that relates to the Leases or that might result in impairment or loss of Assignee's title to any portion of the Leases.


                                       1.

                                  Consideration
                                  _____________

     For and in consideration of the sums set. forth herein, Assignor agrees to assign, in accordance with Section 9.I. below, and with warranty of title, by, through and under Assignor, but not otherwise, and further subject to the terms, reservations and conditions of this Agreement, the leasehold interest in the Leases to each Assignee in the proportions set forth in Exhibit "A-l" beside Assignee's name; provided, however, as a condition precedent to such assignment, Assignee shall have paid to Assignor its pro rata share of the Initial
Consideration, defined as eight eighths (8/8ths) of the cost of the Leases, legal fees, and geological and administrative costs through the date hereof, and which is set forth on Exhibit "A-l" hereto, and its pro rata share of Estimated Dry Hole Costs, as hereinafter defined. The Initial Consideration is comprised of the following sums:

          Land and Legal Costs
          Geological and Administrative Costs to Date  $185,000.00
                                                       ___________
          Total Initial Consideration                  $185,000.00
                                                       ===========

     It is further agreed that attached hereto as Exhibit "A-2" which is incorporated herein for all purposes is an Authority for Expenditure ("AFE") which sets forth the estimated costs necessary to drill the Test Well to Total Depth, evaluate same with a triple combination log and plug and abandon same if a dry hole ("Estimated Dry Hole Costs"). By execution of this Agreement, Assignor and Assignee do each agree to bear and pay their respective share of the Estimated Dry Hole Costs of the Test Well. Such actual drilling costs which shall include, without limitation, surface damage and restoration costs.

Assignee agrees to bear and pay for their proportionate share {Assignee's "Before Prospect Payout Interest") of the costs associated with the drilling and development of the prospect before Prospect Payout as hereinafter defined, and their proportionate share (Assignee's "After Prospect Payout Interest") of the costs associated with the prospect after Prospect Payout, as hereinafter defined.

Operator shall notify each Assignee of the estimated spud date of the Test Well and request the advance payment of Assignee's Estimated Dry Hole Costs. Each Assignee shall advance to Operator its share of the Estimated Dry Hole Costs within fifteen (15) days from the date of receipt of said notification. Should any party fail or refuse to timely forward to Operator its share of the Estimated Dry Hole Costs within said fifteen (15) day period, then Operator shall notify such party by certified mail that it is delinquent in making such payment. It is understood that Operator shall not request the advance payment of the Estimated Dry Hole Costs prior to thirty (30) days in advance of the estimated spud date of the Test Well.

     Should any Assignee fail to pay Operator its share of the Estimated Dry Hole Costs, such Assignee shall further forfeit its right to participate in the drilling of the Test Well and this Agreement shall be of no further force and effect with respect to such forfeiting Assignee whereupon such Assignee shall forfeit, as liquidated damages and not as a penalty, its share of the Initial Consideration previously paid to Assignor hereunder.

     Notwithstanding any terms contained in this Agreement to the contrary, upon payment of the Initial Consideration by Assignee to Assignor, Assignor shall have no liability to any Assignee or to Operator in the event any Assignee subsequently fails to fund its share of the Estimated Dry Hole Costs; provided, however, should another party fail to fund the Initial Consideration resulting in the failure of the Test Well to be drilled to total depth, Assignor agrees it will promptly refund Assignee's share of the Initial Consideration. Additionally, except as otherwise provided in the Operating Agreement, Assignor shall have no liability to Assignee for any acts or omissions of Operator in any way associated with the drilling of the Test Well or any other well which may be drilled under the terms of this Agreement.

In the event that Operator does not commence actual drilling operations for the Test Well on or before February 28, 2 005, this Agreement shall terminate and Assignor shall immediately refund the Initial Consideration to Assignee; provided, however, the commencement date for the Test Well shall be extended in the event the Test Well is not timely spudded due to delays caused by the drilling contractor. In the event this Agreement terminates, Assignee shall have no obligation with respect to any costs or liabilities incurred by Assignor with respect to this Agreement and Operator agrees to indemnify and hold Assignee harmless against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys' fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Leases in the event the Test Well is not timely spudded by the Operator as herein provided.
                                       2.

                                    Test Well
                                    _________

     On or before February 28, 2006,  MLC Operating LP, as initial operator
(the "Operator"), shall commence operations for the drilling of a test well (hereinafter referred to as the "Test Well") at a location on the Leases as designated on the AFE, and shall thereafter diligently and in a good and workmanlike manner proceed to cause the drilling of the Test Well to the stratigraphic equivalent of the lesser of either (i) a true vertical depth of approximately 5,000 feet beneath the surface of the earth or (ii) a depth sufficient to test the upper Woodbine Sands as seen at a depth sufficient to test the upper Woodbine Sands as seen at a depth of 4,790' to 4912' in the Feldman Oil & Gas #1 McDonald, Total Depth 5155' (hereinafter referred to as "Total Depth"); provided, however, Assignor may at its sole option extend the Test Well commencement date subject to rig availability.


                                       3.

                                 Substitute Well
                                 _______________

     In the event the Test Well is lost or junked due to mechanical difficulty, or there is encountered in the drilling thereof salt, domal formation, cavity, igneous rock, heaving shale, high pressure gas, saltwater flow or such other conditions which render further drilling impracticable, unduly difficult or expensive by ordinary standards of the oil industry, then in lieu of drilling to Total Depth, Assignees, for a period of ninety (90) days after abandoning said Test Well, for any of the reasons above noted, shall have the option to commence, or cause to be commenced, actual drilling of a substitute well. Such well shall be drilled at a mutually acceptable location, in a like manner and under the same terms and conditions to the depth specified for the Test Well, and the term "Test Well" as used herein shall be construed to include any substitute well drilled under the terms of this Agreement; provided, however, in the event Assignee does not elect to participate in the substitute well, Assignee shall forfeit the Initial Consideration previously paid to Assignor.


                                       4.

                               Operating Agreement
                               ___________________


         Except as otherwise set forth herein, all operations on the lands covered by the Leases shall be conducted in accordance with the terms of this Agreement and the Operating Agreement attached as Exhibit "D" which designates Oakwood Energy, INC. as operator and which is executed contemporaneously herewith. In the event of a conflict between the terms of this Agreement and the Operating Agreement, the terms of this Agreement shall prevail and control.


                                       5.

                               Overriding Royalty
                               __________________


     It is agreed and understood that Assignor hereby reserves unto itself, or its designees, an overriding royalty burdening the lands covered by the Leases equal to twenty-five percent (25%) less presently existing leasehold burdens thereby delivering Assignee its pro rata share of a seventy-five percent of eight-eights (75% of 8/8ths) net revenue interest.

     In the event any of the Leases do not cover a full mineral interest, or Assignor does not own the full leasehold interest therein, then the overriding royalty herein reserved shall be proportionately reduced. Furthermore, should any of the Leases cover less than all of the lands included within a pooled unit allocated to any well drilled pursuant to the terms hereof, such overriding royalty reserved by Assignor herein shall be further reduced and paid in proportion to the total number of surface acres covered by the Leases included within the pooled unit bears to the total number of surface acres within said unit.


                                       6.

                                Well Information
                                ________________

     Assignee or its representatives shall have access at its own risk and at all times to the location and derrick floor during the drilling of any well hereunder. Each Assignee shall further be entitled to all information concerning any well drilled hereunder and the Leases unless any such party is delinquent in the payment of its joint interest billings to Operator for a period greater than thirty (30) days in which event Operator at its sole option may withhold any information to such delinquent party.

                                       7.

                            Area of Mutual Interest
                            _______________________

     The parties hereto hereby establish an Area of Mutual Interest ("AMI") which covers and includes all lands depicted within the area one (1) mile outside the perimeter of the lands covered by the Leases which are depicted on the plat attached hereto as Exhibit "C". In the event that any party hereto hereafter acquires an oil and gas leasehold interest, or contractual right to earn an oil and gas leasehold interest, covering lands lying in whole or in part within the AMI, the acquiring party shall, in writing, offer to assign, without warranty of title, to the nonacquiring parties, within ten (10) days of purchase or acquisition, the entire proportionate interest which the nonacquiring parties are ratably entitled to acquire within the AMI under this Agreement. Such notice shall include a copy of the lease or contract, paid draft and other pertinent and available data. Each nonacquiring party shall, within ten (l0) days after receipt of such offer, elect whether to purchase such interest by paying the acquiring parties such nonacquiring party's proportionate part of the actual cost and expenses, if any, incurred by the acquiring party in acquiring such lease or contract. Failure by any nonacquiring party to timely notify the acquiring party shall be deemed an election by such nonacquiring party not to acquire its ratable interest in the leasehold interest offered. When any nonacquiring party elects not to acquire its ratable interest from the acquiring party, such nonacquiring party's interest in such lease or contract which is the subject of such offer shall be offered to the parties electing to acquire its proportionate share of such non-acquiring party's interest and shall not be subject to this Agreement but an operating agreement identical to Exhibit D, after allowing for nonjoinder by the non-acquiring party. Unless otherwise mutually agreed, this AMI shall terminate six (6) months after the expiration of the last lease within the AMI. All interests under this paragraph shall be offered on either a Before Prospect Payout Basis or After Prospect Payout Basis based on the occurrence of Prospect Payout.

                                       8.
                                 Prospect Payout
                                 _______________


     Upon the occurrence of "Prospect Payout" as defined below, Assignor shall back-in against the interest of Assignee in the Leases for a twenty-five percent of eight-eighths (25% of 8/8ths) working interest whereupon the parties shall own the After Prospect Payout interests set forth in Exhibit "A-l" hereto. All costs and expenses incurred prior to the occurrence of Prospect Payout shall be borne by the parties in accordance with their respective Before Prospect Payout interests set forth in Exhibit "A-l" hereto.

"Prospect Payout" is defined as and shall occur at 12:01 a.m. on the first day of the month following the day when the net proceeds received by Assignee out of production from the Test Well and all subsequent wells drilled on. the prospect (after first deducting the production and severance taxes, and all royalty payments effective as of the effective date of this Agreement, lessor's royalty, overriding royalties including, without limitations, the overriding royalties reserved by Assignor herein, non-participating royalties, and production payments) shall equal the sum of Assignee's share of the:

     (a)  Initial Consideration;

     (b) cost of land and legal costs and all costs for leases; acquired by Assignee within the AMI prior to the occurrence of Prospect Payout or other land related costs and land maintenance costs, geological cost, seismic costs, or other non-drilling related costs incurred by Assignee prior to Prospect Payout;

     (c) the costs of drilling, testing, evaluating, completing and equipping the Test Well and all subsequent wells drilled on the prospect, prior to Prospect Payout into the point of sale which includes but is not limited to the wellhead, tank batteries, gathering lines and all other related surface equipment and facilities; and

     (d) the operating costs, and reworking or re-completing costs incurred on such wells during the payout period.

     The Operator agrees to provide all parties to this Agreement with quarterly payout statements.


                                       9.

                                  Miscellaneous
                                  _____________

A.   Paragraph Headings

     The paragraph headings inserted in this Agreement are utilized solely for reference purposes and do not constitute substantive matter to be considered in construing the terms of this Agreement.

B.   Time is of the Essence

     It is specifically understood and agreed that time is of the essence hereunder.

C.   Liability

     It is not the purpose of this Agreement to create a partnership, mining partnership, partnership for a specific purpose, joint venture, or any other relationship which would render the parties liable as partners, associates, or joint venturers.

D.   Entire Agreement

     This Agreement shall constitute the entire Agreement between the parties hereto and supersedes any prior agreements, promises, negotiations or representations, whether written or oral, not expressly set forth in this Agreement. No variations, modifications, or changes herein or hereof shall be effective unless evidenced by written document executed by the parties hereto.

E.   Counterparts

     This Agreement may be executed in any number of counterparts and each counterpart so executed shall be deemed an original for all purposes and shall be binding upon each party executing same whether or not executed by all parties.

F.   Governing Law

     This Agreement shall be governed by the laws of the State of Texas.


G.   Binding Agreement

     The terms, covenants and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to their respective heirs, executors, administrators, successors and assigns, and such terms, covenants and conditions shall be deemed as covenants running with the lands and leases covered hereby. It is stipulated, however, that no assignment or transfer by or, however accomplished, of any right, title or interest acquired hereunder shall relieve such party of any liability or obligation herein assumed, except with written consent of the other party.

H.   Acceptance

     If the foregoing fully sets forth your understanding of our agreement, please so indicate by execution in the space provided below and return one (1) fully executed original hereof together with your share of the Initial Consideration described in Section 1. hereof. If this Agreement is not accepted and returned within fifteen (15) days from the date hereof with your share of the Initial Consideration, this Agreement shall be voidable by any party and such shares of Initial Consideration shall be returned promptly to the Assignee.

I.   Delivery of Assignment

     With Assignee's tendering of its pro-rata share of the Initial Consideration and its pro-rata share of the Estimated Dry Hole Costs as provided herein, Assignor shall upon request provide Assignee with complete lease purchase packages for the Leases. Assignor shall record an assignment of the Leases to the Assignee and upon receipt provide Assignee with a copy of such recorded assignment.

J.   Notices

     All notices required under this agreement shall be made to the parties at the addresses and fax numbers identified in Exhibit "A".

K.   Well Data Requirements

     Assignor shall provide or cause to be provided certain well data required by Assignee in all wells in which Assignee is a participant. Such requirements will be fully identified under separate cover.

L.   Delay Rental Payments

     Any and all delay rental payments shall be paid by Assignor and invoiced to Assignee based on it current working interest. Delay rentals accruing (if any) prior to reaching casing point in the Test Well shall be a proportionate obligation on the part of all parties; however after such a time same shall be the subject of future recommendations and elections.

                                            Very truly yours,

                                            SKYLINE ENERGY, L.L.C.


                                            By: /s/ DONNIE JONES
                                                ___________________________
                                                    Donnie Jones, President

AGREED TO AND ACCEPTED THIS

8th DAY OF September  2005

Pin Petroleum Partners Inc.

By:  /s/ WILLIAM FRIESEN
_______________________________
Name: _________________________
Title: ________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

G-White

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

Oakwood Energy, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF_________, 2005

Stardust Energy, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________ DAY OF_________, 2005

Blake Cmajadalka

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF _________, 2005

Miller Resources, Inc.

By:____________________________
Name:__________________________
Title:_________________________

AGREED TO AND ACCEPTED THIS
________DAY OF_________, 2005

By:____________________________
Name:__________________________
Title:_________________________

                                   EXHIBIT "A"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED MAY 23, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL

                                   ADDRESSEES


Pin Petroleum Partners Inc.
Suite 2410, 650 West Georgia Street
P. O. Box 11524
Vancouver, British Columbia, Canada, V6B 4N7
Telephone: 604-689-8336
Telecopy: 604-682-5564

Oakwood Energy, INC.
P. O. Box 297
Jourdanton, Texas 78026
Attention: Barry Laidlaw
Telephone: 830-769-3955
Telecopy:  830-769-2261

Miller Resources, Inc.
P. O. Box 2128
Traverse City, MI 49685-2128
Attn: John Miller
Telephone: 231-941-0073
Telecopy:

Stardust Energy, Inc.
Attention: Don Shepherd
P 0 Box 150909
Austin, Texas 78715
Telephone: 281-685-9917
Telecopy:

Blake Cmajdalka
2415 Hanston Ct.
Pearland Texas, 77584
Telephone: Telecopy:

Skyline Energy, LLC
2301 Dublin Circle
Pearland, Texas 77581
Attn: Donnie Jones
Telephone:  281-481-0881
Telecopy:  281-481-5645



                                  EXHIBIT "A-l"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED August 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL


 Party                          Before Prospect Payout       After Prospect Payout              Initial
                                Interest                    Interest                         Consideration
__________________________________________________________________________________________________________
 Pin Petroleum                         30.00%                     22.500%                     $55,500.00
 Partners Inc.
__________________________________________________________________________________________________________
 G-White                                5.00%                      3.750%                      $9,250.00
__________________________________________________________________________________________________________
 Oakwood Energy, Inc .                  2.00%                      1.500%                      $3,700.00
__________________________________________________________________________________________________________
 Miller Energy, Inc .                   2.00%                     1.500%                       $3,700.00
__________________________________________________________________________________________________________
 Stardust Energy, Inc .                 1.50%                      1.125%                      $2,775.00
__________________________________________________________________________________________________________
 Blake Cmajakaika                       1.00%                       .750%                      $1,850.00
__________________________________________________________________________________________________________
 Skyline Energy, L.L.C.               58.500%                     66.625%                         NA
 Etal
__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________
 Total                                  100%                        100%
__________________________________________________________________________________________________________


                                  EXHIBIT "A-2"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                             DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL



                     AFE TO BE FURNISHED BY MLC OPERATING LP

                                   EXHIBIT "B"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                  PARTICIPATION AGREEMENT DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL




                                   THE LEASES

1. Oil, Gas and Mineral Lease dated, January 12, 2005 by and between, George Station, Individually and as Trustee, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

2. Oil, Gas and Mineral Lease dated, March 4, 2005 by and between Regions Bank, Trustee for Lisa Barber Helton, et al, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

3. Oil, Gas and Mineral Lease dated, March 28, 2005 by and between Marvin J. Angle, et ux, Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

4. Oil, Gas and Mineral Lease dated, March 28, 2005, by and between, Gordon F. Thrall, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

5. Oil, Gas and Mineral Lease dated, March 28, 2005, by and between, Sybil Lucas Spiers, Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

6. Oil, Gas and Mineral Lease dated, March 28, 2005, by and between, Martha Ann Wheeler, Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

7. Oil, Gas and Mineral Lease dated, March 28, 2005, by and between, Marijane Wernsman, Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

8. Oil, Gas and Mineral Lease dated, May 27, 2005 by and between, Hawkins Revocable Trust, Lessor, and Skyline Energy, L.L.C, as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

9. Oil, Gas and Mineral Lease dated, May 27, 2005, by and between, Donald W. Hawkins, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

10. Oil, Gas and Mineral Lease dated, April 4, 2005, by and between Chardonnay 1, Ltd., Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

11. Oil, Gas and Mineral Lease dated, April 5, 2005, by and between, Thomas A. Woyt, et ux, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

12.  Oil, Gas and Mineral Lease dated, April 4, 2005, by and between,  F. B. and
     M. L. Elliott Living Trust, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40,
     Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

13. Oil, Gas and Mineral Lease dated, April 4, 2005, by and between, Maxine Thompson, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

14. Oil, Gas and Mineral Lease dated, April 5, 2005by and between, Steven J. Berry, et ux, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

15. 011, Gas and Mineral Lease dated, May 11, 2005, by and between, Frank Saye, et ux, Lessor, and Skyline Energy, L.L.C., as Lessee, covering certain lands in the Jose Pineda West Four League Grant, A-40, Cherokee County, Texas, and recorded in Volume _____, Page _____, Deed Records, Cherokee County, Texas.

                                   EXHIBIT "C"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                             DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL



                                  [Attach Plat]

         [Hwy 79 Prospect Cherokee Co., Texas Map Appears Here]

                                   EXHIBIT "D"
                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                             PARTICIPATION AGREEMENT
                              DATED AUGUST 24, 2005
                    BY AND BETWEEN SKYLINE ENERGY, L.L.C. AND
                        PIN PETROLEUM PARTNERS INC., ETAL






                     JOA TO BE FURNISHED BY MLC OPERATING LP